UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2020

KOPPERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-32737	20-1878963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 227-2001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act.
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KOP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Steven R. Lacy, Chief Administrative Officer, General Counsel and Secretary of Koppers Inc. and Koppers Holdings Inc. (collectively, the “Company”) has elected to retire from the Company, effective December 31, 2020. Pursuant to a managed transition plan, effective March 1, 2020, Mr. Lacy will vacate his current position and assume a new role, serving as Assistant to the President of Koppers Inc. for the remainder of 2020.  In Mr. Lacy’s new role he will primarily remain engaged in several of the more substantial matters the Company is involved with while effectively transitioning those matters to incoming General Counsel and Secretary of the Company, Stephanie L. Apostolou, by year end.

In connection with this transition, Koppers Inc. and Mr. Lacy have entered into a Letter Agreement, pursuant to which he will act as Assistant to the President through the end of 2020.  Mr. Lacy’s annual base salary of $449,817 will remain the same, and he will continue to be eligible for all of the same employee benefits and perquisites as he currently receives.  Mr. Lacy will not be eligible for an annual cash incentive award for 2020. Mr. Lacy’s 2020 long-term incentive award will remain at his current target of 125 percent of his annual base salary and will consist of a single time-based restricted stock unit grant, which will vest on December 31, 2020, provided that he remains employed through that date and satisfies the other applicable requirements under our 2018 Long Term Incentive Plan and award agreements.

Item 8.01	Other Events.

On February 18, 2020, the Company issued a press release announcing Mr. Lacy’s retirement. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1Press Release dated February 18, 2020

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2020

KOPPERS HOLDINGS INC.

By:	/s/ Michael J. Zugay
Michael J. Zugay
Chief Financial Officer and Treasurer